U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20,1996





                    GLOBAL TELECOMMUNICATION SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                     1-13478                   13-3698386
-----------------------------   ------------------------   -----------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer
 of incorporation)                                         Identification No.)


            5697 Rising Sun Avenue, Philadelphia, Pennsylvania 19120
               (Address of principal executive offices) (Zip code)


                    40 Elmont Road, New York, New York 11003
                (Former name or former address, if changed since
                                  last report)




       Registrant's telephone number, including area code: (215) 342-7700




























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Item 5.  Other Events

         On December 20, 1996, Global Telecommunication Solutions, Inc. ("Company") completed a private placement ("December 1996 Private Placement") from which the Company derived gross proceeds of $3,000,000 through the sale of $3,000,000 of promissory notes ("Notes") and 3,000,000 Common Stock Purchase Warrants ("Warrants"). Each Warrant is exercisable at any time during the period commencing March 1, 1997 and ending of November 27, 2001, at an initial exercise price equal to $2.50 per share. The Notes are payable on the earlier of (i) November 27, 1998 and (ii) the date on which the Company undergoes a "change in control" in which any person other than an officer, director or 5% stockholder acquires securities of the Company having 50% or more of the total voting power of all of the Company's securities then outstanding ("Maturity Date"). No interest will accrue on the Notes unless the Notes are not paid on or prior to the Maturity Date, at which time the outstanding principal will immediately begin to accrue interest at the rate of 12% per annum and the principal amount outstanding and interest accrued thereon will become convertible, at the option of the holders, into that number of shares of Common Stock ("Note Shares") equal to the principal amount and interest being converted divided by the lesser of
(i) $2.00 and (ii) 80% of the average of closing bid prices of the Common Stock on the five trading days ending on the date immediately following the date a holder elects to convert. The Notes are not convertible unless the Notes are not paid in full on the Maturity Date.

         Whale Securities Co., L.P. ("Whale") was paid a finder's fee in connection with the December 1996 Private Placement equal to 5% of the gross proceeds received by the Company ($150,000) and 150,000 Warrants. Additionally, Graubard Mollen & Miller, general counsel for the Company, received $50,000 of Notes and 50,000 Warrants in payment of certain legal fees and expenses.

         The Company has agreed to register the shares of Common Stock underlying the Warrants ("Warrant Shares") for resale under a registration statement ("Warrant Share Registration Statement") filed pursuant to the Securities Act of 1933, as amended ("Securities Act") on or before December 31, 1996. The Company has agreed to use its best efforts to have the Warrant Share Registration Statement declared effective by February 14, 1997 and has undertaken to have the Warrant Share Registration Statement declared effective by April 30, 1997.

         Additionally, the Company has agreed to register the Note Shares, if any, for resale under a registration statement ("Note Share Registration Statement") filed pursuant to the Securities Act within 30 days from the date that all or any portion of any of the Notes are converted into Common Stock ("Conversion Date"). The Company has agreed to use its best efforts to have the Note Share Registration Statement declared effective by the 75th day following the Conversion Date and has undertaken to have the Note Share Registration Statement declared effective by the 150th day following the Conversion Date.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Unaudited Financial Statements of Business Acquired

                  Not applicable.



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         (b)      Unaudited Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits


4.13        Form of Subscription Agreement for December 1996 Private
            Placement.

4.14        Form of Warrant issued in the December 1996 Private Placement.

4.15        Form of Promissory Note issued in the December 1996 Private
            Placement.

10.31 Finder's fee agreement between the Company and Whale Securities, Co., L.P. relating to the December 1996 Private Placement.

99.1        Press Release.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   December 26, 1996             GLOBAL TELECOMMUNICATION SOLUTIONS, INC.



                                     By:              /s/ Maria Bruzzese
                                        Maria Bruzzese, Chief Financial Officer




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